                                                                  APRIL 21, 2023


                           PIONEER ILS INTERVAL FUND


                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 1, 2023


MANAGEMENT OF THE FUND
Effective April 28, 2023, the following replaces the corresponding information under the heading "Portfolio manager" in the section entitled "Management of the fund":

Day-to-day management of the fund's portfolio is the responsibility of Chin Liu. The portfolio manager is supported by Amundi US's fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research and include members from one or more of Amundi US's affiliates. Mr. Liu is a Managing Director, Director of Insurance-Linked Securities and Director of Fixed Income Solutions of Amundi US. He joined Amundi US in 2007 and has been an investment professional since 2005. Mr. Liu has served as a portfolio manager of the fund since 2014.











                                                                   33306-00-0423
                                     (Copyright)2023 AMUNDI DISTRIBUTOR US, INC.
                                             UNDERWRITER OF PIONEER MUTUAL FUNDS
                                                                     MEMBER SIPC